SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
From January 1, 2013 to March 27, 2013, the Company raised approximately $51.7 million in offering proceeds through the issuance of approximately 5.2 million shares of common stock under its initial public offering.  As of March 27, 2013, approximately 48.7 million shares remained available for sale to the public under the initial public offering, exclusive of shares available under the Company’s distribution reinvestment plan.
On January 22, 2013, the Company took title to the property securing the Deerfield Note after the borrower's redemption period terminated.
On March 28, 2013, the Company purchased the Armand Place Apartments, a 244 unit, multifamily residential apartment community located in Houston, Texas, for $11.8 million.
On March 13, 2013, the Company purchased Kenwick Place and Canterbury Apartments, a 244 unit, multifamily residential apartment community located in Lexington, Kentucky, for $6.9 million.
On March 7, 2013, the Company entered into an agreement to sell Town Park Apartments for $10.25 million. The Company sold the property to an unaffiliated purchaser on April 30, 2013. Accordingly, the operations of Town Park Apartments have been reflected as discontinued operations.
The Company sold Heatherwood Apartments to an unaffiliated purchaser for a purchase price of $1.0 million on April 18, 2013. The purchaser received seller financing of $800,000 and paid cash of $200,000 in connection with the sale.  Accordingly, the operations of Heatherwood Apartments have been reflected as discontinued operations.
The Company has evaluated subsequent events and determined that no events have occurred, other than those disclosed above and in Note 7, which would require an adjustment to the consolidated financial statements.